UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2017

CEMTREX, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37464	30-0399914
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

19 Engineers Lane
Farmingdale, New York	11735
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 756-9116

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

Cemtrex, Inc.

September 7, 2017

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 7, 2017, we filed an amendment to our certificate of incorporation with the Delaware Secretary of State increasing the number of our authorized shares of preferred stock from 10,000,000 to 20,000,000 shares. The amendment was approved by all members of our board of directors and by holders of a majority of our outstanding shares of common stock and preferred stock by written consent. An information statement on Schedule 14C notifying our stockholders of action taken by written consent was mailed to stockholders (of record on August 7, 2017) on August 11, 2017.

The amendment to our certificate of incorporation is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

	(d)	Exhibits. The exhibit listed in the following Exhibit Index is filed as part of this current report.

Exhibit No.	Description
3.1	Certificate of Amendment of the Certificate of Incorporation of Cemtrex, Inc., filed with the Delaware Secretary of State on September 7, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEMTREX, INC.

Date: September 8, 2017	By:	/s/ Saagar Govil
Saagar Govil
Chairman, President and Chief Executive Officer